                                                                    EXHIBIT 99.2


                                                                       EXHIBIT A


                           OPTION AND VOTING AGREEMENT


         THIS OPTION AND VOTING AGREEMENT (this "Agreement") is dated as of December 23, 1998, among certain stockholders of RUTHERFORD-MORAN OIL CORPORATION, a Delaware corporation (the "Company") listed on Schedule A hereto (each a "Stockholder" and, collectively, the "Stockholders"), on the one hand, and CHEVRON CORPORATION, a Delaware corporation ("Parent"), on the other hand.

                              W I T N E S S E T H:

         WHEREAS, the Company, Parent and a wholly owned subsidiary of Parent ("Merger Sub") propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing that Parent shall acquire the Company through a merger of Merger Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement; and

         WHEREAS, pursuant to the Merger, the common stock, par value $0.01, of the Company (the "Company Stock") will be converted into the right to receive shares of common stock, par value $1.50, of Parent ("Parent Common Stock"); and

         WHEREAS, each Stockholder owns of record and possesses legal title to the number of shares of Company Stock set forth opposite its name on Schedule A attached hereto (the "Subject Shares"); and

         WHEREAS, the Subject Shares represent at least 75.1% of the voting power of the issued and outstanding shares of capital stock of the Company entitled to vote on the matters set forth in Section 3 hereof; and

         WHEREAS, as an inducement to Parent to enter into the Merger Agreement, Parent has required that each Stockholder enter into this Agreement; and

         WHEREAS, for federal income tax purposes, it is intended that the acquisition of the Subject Shares from the Stockholders pursuant to this Agreement and the Merger will constitute an integrated transaction qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, this Agreement has been approved by the independent members of the Board of Directors of the Company; and

         WHEREAS Parent is prepared to execute the Merger Agreement and tender it to the Company for execution by the Company upon receipt of this Option and Voting Agreement;

         NOW, THEREFORE, to induce Parent to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the promises and the representations, warranties and agreements contained herein and therein, the parties, intending to be legally bound hereby, agree as follows:

         1. Representations and Warranties of Each Stockholder. Each Stockholder hereby, severally and not jointly, represents and warrants to Parent as of the date hereof in respect of itself as follows:

         (a) Authority. The Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Stockholder and, assuming this Agreement is a valid and binding obligation of Parent, constitutes a valid and binding obligation of the Stockholder enforceable in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity and the discretion of the court before which any proceedings seeking injunctive relief or specific performance may be brought. Except as set forth in Company Disclosure Schedule 3.04(b), the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or to the Stockholder's property or assets the effect of which, in any case, would be material and adverse to the ability of the Stockholder to consummate the transactions contemplated hereby or to comply with the terms hereof.

         (b) The Subject Shares. The Stockholder is the beneficial owner of and has the sole right to vote and dispose of the Subject Shares set forth opposite such Stockholder's name on Schedule A attached hereto, free and clear of any claims, liens, encumbrances and security interests ("Liens") whatsoever, except for any Liens which arise hereunder. None of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction, except as contemplated by this Agreement.

         (c) Certain Transactions Involving Company Stock. Except as set forth on the disclosure schedule delivered to Parent by the Stockholder at the time of execution of this Agreement, except for transactions between Stockholders, since January 1, 1998, the Stockholder has not purchased, received, accepted as collateral, sold, transferred, hypothecated, pledged, or exchanged any Company Stock, or any options, warrants, or rights to purchase or sell Company Stock, and has not entered into any agreement to do any of the foregoing.


         2. Representations and Warranties of Parent. Parent hereby represents and warrants to each Stockholder that Parent has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. This Agreement has been duly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable in accordance with its terms.

         3. Covenants of Each Stockholder as to Voting. Until the termination of this Agreement in accordance with Section 8, each Stockholder, severally and not jointly, agrees as follows:

         (a) Vote for the Merger. At any duly noticed meeting of stockholders of the Company called to vote upon the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger Agreement is sought, the Stockholder shall vote (or cause to be voted), or execute a written consent in respect of, the Subject Shares in favor of the Merger and the adoption by the Company of the Merger Agreement.

         (b) Vote Against Alternative Proposals. At any duly noticed meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the vote, consent or other approval of the Company's stockholders is sought, the Stockholders shall be present (in person or by proxy) and shall vote (or cause to be voted) the Subject Shares against (i) any Alternative Proposal or (ii) any amendment of the Company's certificate of incorporation or by-laws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent, delay or nullify the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of capital stock of the Company. The Stockholders further agree not to commit or agree to take any action inconsistent with the foregoing.

         (c) Transfer of Subject Shares. Except pursuant to this Agreement, the Stockholder agrees not to (i) transfer, sell, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or enter into any contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any of the Subject Shares to any person other than pursuant to the terms of the Merger Agreement or this Agreement, or (ii) enter into any voting arrangement, whether by proxy, power-of-attorney, voting agreement, voting trust or otherwise in connection, directly or indirectly, with any Alternative Proposal.

         4. Grant of Options. Each Stockholder hereby grants to Parent an option (each an "Option" and, collectively, the "Options") to purchase such Stockholder's Subject Shares on the following terms and conditions:

         (a)      Exercise Price.

                  (i) The exercise price of the Option for each Subject Share shall be that number of fully paid and nonassessable shares of Parent Common Stock equal to the Option Exchange Ratio (as hereinafter defined) divided by the Average Closing Price (as hereinafter defined) (the "Option Per Share Consideration").

                  (ii) "Option Exchange Ratio" shall be the result obtained by dividing a numerator equal to the sum of (a) Ninety-One Million Dollars ($91,000,000), (b) the amount, if any, of cash received by the Company in consideration of the issuance of its equity securities after the date of the Merger Agreement and before the date on which Parent exercises the Options (the "Option Exercise Date"), (c) an amount equal to the value, if any, as agreed by the Company and Parent, of any non-cash consideration received by the Company in consideration of its equity securities after the date of the Merger Agreement and before the Option Exercise Date, and (d) the cash consideration projected to be received by the Company in exchange for the expected issuance of equity securities pursuant to then existing contractual commitments and based on an exercise price equal to or less than the Merger Per Share Consideration, by a denominator equal to the sum of (e) the number of shares of Company Stock issued and outstanding on the Option Exercise Date and (f) the number of shares issuable upon exercise of all outstanding warrants or options to acquire Company Common Stock which have an exercise price equal to or less than the Merger Per Share Consideration, assuming, for the purposes of this calculation only, that the Effective Time of the Merger is the same date as the Option Exercise Date. For purposes of the preceding sentence, outstanding warrants or options to acquire Company Common Stock shall include any commitment, contingent or otherwise, of the Company, to grant warrants or options or otherwise to issue shares of Company Common Stock. "Average Closing Price" shall be the arithmetic average of the closing prices of Parent Common Stock as reported on the NYSE Composite Transactions Tape for the twenty (20) consecutive trading days ending on the second trading day prior to the exercise of the Options.

                  (iii) The Stockholders shall also receive, together with each share of Parent Common Stock issued upon exercise of the Options, one associated preferred stock purchase right (a "Right") in accordance with the Rights Agreement dated as of November 23, 1998, between Parent and ChaseMellon Shareholder Services, L.L.C., as Rights Agent. References herein to the shares of Parent Common Stock issuable upon exercise of the Options shall also be deemed to include the associated Rights.

                  (iv) In the event that, between the date of this Agreement and the Option Exercise Date, the issued and outstanding shares of Company Stock or Parent Common Stock shall have been changed into a different number of shares or a different class of shares as a result of a stock split, reverse stock split, dividend payable in stock or other securities, recapitalization, reclassification or other similar transaction, then the Option Per Share Consideration shall be appropriately adjusted to provide the Stockholders with the same economic effect as contemplated by this Agreement prior to such stock split, reverse stock split, dividend payable in stock or other securities, spin-off, combination or exchange of shares, extraordinary dividend, recapitalization, reclassification or other similar transaction.

         (b) Notwithstanding anything in this Section 4 to the contrary, no certificate or scrip representing any fractional shares of Parent shall be issued hereunder to any Stockholder and no such fractional-share interest shall entitle the holder thereof to any vote or any other right of a stockholder of Parent. Each Stockholder entitled to receive Parent Common Stock who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock shall receive, in lieu thereof, a cash payment (without interest) equal to such fraction multiplied by the Average Closing Price (each a "Fractional Share Payment").

         (c) The Options shall remain exercisable until June 1, 1999.

         (d) Parent may exercise the Options with respect to all, but not less than all, of the Subject Shares.

         (e) If Parent exercises the Options, Parent shall take all appropriate action to complete the Merger and there shall be no conditions to Parent's obligations to effect the Merger other than the absence of any law or regulation or any order, decree or injunction of a court of competent jurisdiction enjoining or prohibiting the consummation of the Merger; provided, however, that if the Merger is so enjoined or prohibited, then Parent shall, as promptly as practicable after the issuance of any such order, decree or injunction, effect an exchange offer to acquire any and all such shares for shares of

Parent Common Stock on the same terms as set forth in the Merger Agreement, unless such exchange offer is so enjoined or otherwise prohibited by law.

         (f) Parent may exercise the Options at any time before the Options terminate by giving to each Stockholder a written notice evidencing the exercise of the Options and specifying a closing date, which shall not be later than ten Business Days from the date of the notice. Parent's obligation to purchase the Subject Shares upon any exercise of the Options and the Stockholders' obligation to sell the Subject Shares upon any exercise of the Options are subject to the conditions that (i) no preliminary or permanent injunction or other order prohibiting the purchase, issuance or delivery of the Shares issued by any Governmental Entities will be in effect and (ii) any applicable waiting period required for the purchase of the Subject Shares under the HSR Act will have expired or been terminated, provided that if such injunction or other order has become final and nonappealable, the Options shall terminate. The Stockholders' obligation to sell the Shares upon exercise of the Options is subject to the further condition that the Company's tax counsel shall have received from Parent a certificate to the fact that Parent has not taken any action to cause or which is reasonably likely to cause the matters set forth in the Parent Tax Certificate delivered pursuant to Section 6.14 of the Merger Agreement to be untrue in any material respect.

         (g) The closing will occur at the principal office of Parent. At the closing, Parent will deliver to each Stockholder the Option Per Share Consideration. Each Stockholder will deliver to Parent the certificates representing the Stockholder's shares, together with a duly executed stock power.

         5.       Grant of Irrevocable Proxy.

         (a) Existing Proxies Revoked. The Stockholders represent that any proxies heretofore given in respect of the Subject Shares are not irrevocable, and that any such proxies are hereby revoked.

         (b) Grant of Irrevocable Proxy to Parent and Merger Sub. Following the receipt of the vote of the Stockholders called for in Section 3(a) above, upon Parent's or Merger Sub's request, each Stockholder hereby agrees to irrevocably grant to, and appoint, Parent and Merger Sub, and each of them, and any person who may hereafter be designated by Parent or Merger Sub as permitted under applicable law, and each of them individually, the Stockholders' proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Subject Shares, or grant a consent or approval in respect of such Subject Shares, in favor of or against, as the case may be, the matters set forth in Sections 3(a) and 3(b), and to execute and deliver an appropriate instrument irrevocably granting such proxy. The proxy granted herein shall terminate upon any termination of this Agreement in accordance with its terms.

         (c) Affirmations. Each Stockholder hereby affirms that any irrevocable proxy granted pursuant to Section 5(b) will be given in connection with the execution of the Merger Agreement, and that such irrevocable proxy will be given to secure the performance of the duties of the Stockholder under this Agreement. If so granted, the Stockholders hereby ratify and confirm all that such irrevocable proxy may lawfully do or cause to be done by virtue thereof. Such irrevocable proxy, if and when executed, is intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL until such time as this Agreement terminates in accordance with its terms.

         6. Further Assurances. Each Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent or Merger Sub may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

         7. Assignment. Except as provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, except that Parent may assign, it its sole discretion, any or all of its rights, interest and obligations hereunder to Merger Sub or to any direct or indirect wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         8. Termination. This Agreement shall terminate upon the earlier of (a) June 1, 1999, (b) the Effective Time of the Merger and (c) the termination of the Merger Agreement. All representations and warranties contained herein shall terminate upon the termination of this Agreement.

         9.       General Provisions.

         (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

         (b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to Parent in accordance with the notification provision contained in the Merger Agreement and to the Stockholders at their respective addresses set forth on the books of the Company (or at such other address for a party as shall be specified by like notice).

         (c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

         (d) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that each party need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

         (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Schedules attached hereto, and the Merger Agreement and the Schedules and Exhibits attached thereto, all of which are a part hereof, contain the entire understanding of the parties hereto and thereto with respect to the subject matter contained herein and therein, and supersede and cancel all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter. There are no restrictions, promises, representations, warranties, agreements or undertakings of any party hereto with respect to the transactions contemplated by this Agreement other than those set forth herein or in the Merger Agreement or made hereunder or thereunder. This Agreement is not intended to confer upon any person other than the parties hereto and Merger Sub, which is an express beneficiary of this Agreement, any rights or remedies hereunder.

         (f) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof or of any other jurisdiction.

         (g) Severability. If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law, and the parties hereto shall reasonably negotiate in good faith a substitute term or provision that comes as close as possible to the invalidated and unenforceable term or provision, and that puts each party in a position as nearly comparable as possible to the position each such party would have been in but for the finding of invalidity or unenforceability, while remaining valid and enforceable.

         (h) Waiver. Any provisions of this Agreement may be waived at any time by the party that is entitled to the benefits thereof. No such waiver, amendment or supplement will be effective unless in writing and is signed by the party or parties sought to be bound thereby. Any waiver by any party of a breach of any provision of this Agreement will not operate as or be construed to be a waiver of any other breach of such provisions or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement or one or more sections hereof will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         10. Stockholder Representatives. Each Stockholder signs solely in its capacity as the beneficial owner of, or the general partner of a partnership or the trustee of a trust which is the beneficial owner of, such Stockholder's Subject Shares and nothing contained herein shall limit or affect any actions taken by any officer, director, partner, affiliate or representative of a Stockholder who is or becomes an officer or a director of the Company in his or her capacity as an officer or director of the Company and none of such actions in such capacity shall be deemed to constitute a breach of this Agreement.

         11. Release from and Assignment of All Known and Unknown Claims. Each Stockholder hereby releases and forever discharges the Company and its former and current officers, directors, employees, agents and representatives (collectively, the "Company Releasees") from any and all claims, liens, demands, expenses, causes of action, obligations, damages, liabilities, losses and judgments, known or unknown, which existed in the past or which currently exist (collectively, together with any future causes of action, "Claims"). To the maximum extent permitted by law, each Stockholder hereby assigns all Claims to Parent. Each Stockholder understands and expressly acknowledges that it is possible that unknown Claims exist against the Company Releasees and each Stockholder warrants that he, she or it explicitly took this into account in determining whether to enter into this Agreement. Consequently, each Stockholder expressly waives and assigns to Parent any and all such unknown Claims, provided, however, that nothing in this Section 11 shall in any way affect the rights of any Stockholder (i) to indemnification as a director, officer or employee of the Company according to the terms of the Company's charter or bylaws, any indemnification agreement between the Company and its directors, or the Merger Agreement, (ii) to the Option Per Share Consideration or the Merger Per Share Consideration, and (iii) to any compensation, benefits and expense reimbursement owed to such Stockholder in its capacity as an employee of the Company. This release and assignment shall be effective upon the earlier of the Effective Time of the Merger or the Option Exercise Date.

         12. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a Federal court sitting in the state of Delaware or a Delaware state court, (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby, and (v) appoints The Corporation Trust Company as such party's agent for service of process in the State of Delaware.

         13. Amendment of Merger Agreement. If the Merger Agreement shall have been amended pursuant to Section 9.01(f) thereof, Parent shall have the right to amend this Agreement in a manner corresponding to the amendments made in the Merger Agreement, so that the Option Per Share Consideration would consist of cash equal to the Option Exchange Ratio divided by the Average Closing Price.

        IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above.


                                      CHEVRON CORPORATION




                                      By:    /s/ R. H. MATZKE
                                             -----------------------------------

                                      Name:  R. H. Matzke
                                             -----------------------------------

                                      Title: Vice President
                                             -----------------------------------



                                      STOCKHOLDERS

                                      /s/ PATRICK R. RUTHERFORD
                                      ------------------------------------------
                                      Patrick R. Rutherford

                                      /s/ PATRICK R. RUTHERFORD
                                      ------------------------------------------
                                      Patrick R. Rutherford, for and on behalf
                                      of PRRTHAI, Inc.

                                      /s/ PATRICK R. RUTHERFORD
                                      ------------------------------------------
                                      Patrick R. Rutherford, for and on behalf
                                      of THAIPRR, L.P.

                                      /s/ PATRICK R. RUTHERFORD
                                      ------------------------------------------
                                      Patrick R. Rutherford, as Trustee of the
                                      P.R. Rutherford Trust, dated 6/4/83

                                      /s/ SUSAN R. RUTHERFORD
                                      ------------------------------------------
                                      Susan R. Rutherford

                                      /s/ SUSAN R. RUTHERFORD
                                      ------------------------------------------
                                      Susan R. Rutherford, for and on behalf of
                                      SRRTHAI, Inc.

                                      /s/ JOHN A. MORAN
                                      ------------------------------------------
                                      John A. Moran, for and on behalf of
                                      JAMTHAI, Inc.

                                      /s/ JOHN A. MORAN
                                      ------------------------------------------
                                      John A. Moran, for and on behalf of
                                      THAIJAM, L.P.

                                      /s/ JOHN A. MORAN
                                      ------------------------------------------
                                      John A. Moran, for and on behalf of Texas
                                      Gulf Partnership

                                      /s/ JOHN A. MORAN
                                      ------------------------------------------
                                      John A. Moran, as Trustee of the John A.
                                      Moran Charitable Remainder Unitrust of
                                      1994

                                      /s/ CAROLE O. MORAN
                                      ------------------------------------------
                                      Carole O. Moran

                                   SCHEDULE A

                              LIST OF STOCKHOLDERS



                                                                                  Shares of Common Stock
                                                                                       Beneficially
Name                                                                                      Owned
----                                                                              ------------------------
JAMTHAI, Inc. (a Delaware corporation)                                                   997,124

THAIJAM, L.P. (a Delaware limited partnership)                                         6,173,612

Texas Gulf Partnership (a Texas partnership)                                             120,000

The John A. Moran Charitable Remainder Unitrust of 1994,                               2,057,871
         John A. Moran, Trustee

PRRTHAI, Inc. (a Delaware corporation)                                                 3,625,488

THAIPRR, L.P. (a Delaware limited partnership)                                            19,673

SRRTHAI, Inc. (a Delaware corporation)                                                   144,587

Susan R. Rutherford                                                                       28,000

P. R. Rutherford Trust, dated 6/4/83, Patrick R. Rutherford,                              23,000
         Trustee; Michael G. Rutherford, Trustee; Eugene
         Heideman, Trustee

Patrick R. Rutherford                                                                  6,017,846

Carole O. Moran                                                                           16,000







                                       A-1